AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of December 13, 2022 (the “Effective Date”) by and among SWEETGREEN, INC., a Delaware corporation (“Borrower”), the entities that become parties to the Loan Agreement (as defined below) as guarantors pursuant to Section 4.1(g) of the Loan Agreement (each, a “Guarantor” and, collectively, the “Guarantors”), and EAGLEBANK (“Lender”). For purposes of this Amendment, the term “Loan Agreement” shall mean that certain First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement, dated as of December 14, 2020, as amended by that certain Amendment No. 1 to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of September 29, 2021, and that certain Amendment No. 2 to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of May 9, 2022, by and among Borrower, Guarantors and Lender. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement.
WHEREAS, the Borrower has requested that certain modifications be made to the Loan Agreement, to among other things, (a) extend the Revolving Facility Maturity Date, (b) increase the Facility Cap and (c) add provisions related to SOFR; and
WHEREAS, the Loan Parties and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Loan Parties and Lender hereby agree to the following amendments to the Loan Agreement.
1.Amendments to Loan Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Loan Agreement is hereby amended as follows:
(a)Section 1.2 is amended to add the following definitions thereto:
“Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.4(a)(iv).
“Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Floor” shall mean 0%.
“Interest Period” shall mean a period of one month’s duration, commencing in each case on the date of the borrowing (including conversions, extensions and renewals); provided,

however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the next Termination Date to occur and (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.
“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Loan” shall mean any Loan bearing interest at a rate based on SOFR.
“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Lender in its reasonable discretion).
“Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR.
“Third Amendment Effective Date” shall mean December 13, 2022.
“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(b)The following defined terms appearing in Section 1.2 are hereby amended and restated in their entirety to read as follows:
“Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.4(a).
“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Lender and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Conforming Changes” shall mean, with respect to the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.4 and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of any such rate exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:
(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” shall mean the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.4(a)(i) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.4(a)(i).
“Facility Cap” shall mean Forty-Five Million Dollars ($45,000,000).
“Revolving Facility Maturity Date” shall mean the earlier to occur of (a) ninety (90) days prior to the scheduled maturity for any portion of the Permitted Convertible Debt or Permitted Unsecured Indebtedness, as applicable or (b) December 13, 2024, unless earlier terminated pursuant to this Agreement.
“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“Term SOFR” shall mean the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.
(c)The definitions of “LIBOR Rate”, “Daily Simple SOFR”, “Early Op-In Election”, “London Banking Day”, “Next Available Term SOFR” and “Reference Time” set forth in Section 1.2 are hereby deleted in their entirety.

(d)Section 2.12(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(a)    If any Change in Law shall:
(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, Lender;
(ii) subject Lender to any Taxes on its loans, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii) impose on Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or SOFR Loans made by Lender or Letters of Credit;
and the result of any of the foregoing shall be to increase the cost to Lender of making, converting to, continuing or maintaining any SOFR Loan or of maintaining its obligation to make any such Loan, or to increase the cost to Lender of issuing or maintaining the Letter of Credit or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount) then, upon request of Lender, Borrower will pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered.
(e)Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
3.1    Interest on the Revolving Facility and Term Loan
Commencing on Third Amendment Effective Date, interest on the outstanding principal amount of Advances and Term Loan Advances shall (a) accrue at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Margin, rounded upward to the nearest 0.125 percent (0.125%) (the “Applicable Rate”), and for purposes hereof, if the Applicable Rate would be less than three and three-quarters percent (3.75%), then the Applicable Rate shall be deemed to be three and three-quarters percent (3.75%), and (b) be due and payable on the first Business Day of each month thereafter until the Obligations are paid in full. Interest shall accrue by reference to Term SOFR with an Interest Period of one (1) month plus the Applicable Margin. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days.
(f)The Loan Agreement is hereby amended by adding a new Section 3.6 at the end of Article III to read as follows:
3.6    Rates
    Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.4(a), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Lender and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Lender may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(g)Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:
3.4    Benchmark Replacement
(a)    Benchmark Replacement Settings.
(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Lender and Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.4(a)(i) will occur prior to the applicable Benchmark Transition Start Date.
(ii)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii)    Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrower of (A) the implementation of any Benchmark Replacement, (B) the commencement of any Benchmark Unavailability Period and (C) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Lender will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.4(a)(iv). Any determination, decision or election that may be made by Lender pursuant to this Section 3.4(a), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document.
(iv)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Lender in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Lender may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Lender may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(c)    Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Lender will promptly notify Borrower of the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use or administration of Term SOFR.
2.The Loan Agreement is hereby amended by deleting Exhibit B thereof in its entirety and substituting in lieu thereof the Form of Second Amended and Restated Revolving Promissory Note attached as Annex 1 hereto (the “Second Amended and Restated Revolving Promissory Note”).
3.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)Lender shall have received counterparts of this Amendment duly executed by Borrower, each Guarantor and Lender.
(b)Lender shall have received counterparts of the Second Amended and Restated Revolving Promissory Note duly executed by Borrower.
(c)Lender shall have received such documents and certificates as Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Agreement and any other legal matters relating to such Loan Parties, the Loan Documents or this Agreement, all in form and substance reasonably satisfactory to Lender and its counsel.
(d)Lender shall have received a Solvency Certificate in the form of Exhibit F attached to the Loan Agreement, dated the date hereof, and signed by a Responsible Officer of Borrower and Guarantors.
(e)Lender shall have received an Officer’s Certificate in the form of Exhibit H attached to the Loan Agreement, dated the date hereof, and signed by the Chief Financial Officer of each of the Loan Parties.
(f)Lender shall have received legal opinions from counsel to the Loan Parties in form and substance satisfactory to Lender.
(g)Lender shall have received payment of Lender’s fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for Lender) in connection with this Amendment.
4.Representations and Warranties of the Loan Parties. Each Loan Party for itself hereby represents and warrants as follows:

(a)This Amendment and each of the Loan Documents (each as amended hereby), as applicable, constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Lender’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of Borrower set forth in the Loan Agreement are true and correct in all material effects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).
5.Reference to and Effect on the Loan Agreement and the Loan Documents.
(a)Upon the effectiveness hereof, each reference to the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement and such other Loan Document, as the case may be, as amended hereby.
(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a “Loan Document” under (and as defined in) the Loan Agreement.
6.Consent and Reaffirmation. Without in any way establishing a course of dealing by Lender, each of Lender and each of the undersigned Loan Parties consents to this Amendment and reaffirms the terms and conditions of the Loan Agreement and the other Loan Documents executed by it and acknowledges and agrees that the Loan Agreement and each and every Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
7.Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.) or any other similar state laws based on the Uniform Electronic Transactions Act.
8.Governing Law; Jurisdiction; Service of Process. The provisions of Section 15.1 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.
9.Entire Agreement. The provisions of Section 15.8 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.
10.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement is signed and given under seal as of the date first written above and it is intended that this Agreement is and shall constitute and have the effect of a sealed instrument according to law.

BORROWER:

SWEETGREEN, INC.
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

GUARANTORS:

SWEETGREEN NEW YORK, LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

SWEETGREEN BOSTON, LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

[Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

SWEETGREEN LA, LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

SWEETGREEN CHICAGO LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

SWEETGREEN TEXAS, LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

SWEETGREEN COLORADO, LLC
By:	/s/ Mitch Reback
Name:	Mitch Reback
Its:	Chief Financial Officer
Attn:	3102 West 36th Street
Los Angeles, California 90018
Email:	mitch.reback@sweetgreen.com

[Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

LENDER:

EAGLEBANK
By:	/s/ Deirdre E. Vollmer
Name:	Deirdre E. Vollmer
Its:	1st Vice President
Attn:	7830 Old Georgetown Road
Bethesda, MD 20814
Telephone:	(202) 292-1635
FAX:	(301) 841-0345
Email:	DVollmer@EagleBankCorp.com

[Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

Annex 1

Form of Second Amended and Restated Revolving Promissory Note

NYACTIVE-22184855.5